Summary Prospectus Supplement

June 18, 2018

Morgan Stanley Institutional Fund Trust

Supplement dated June 18, 2018 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated January 31, 2018

Strategic Income Portfolio

The following is hereby added as the third paragraph of the section of the Summary Prospectus entitled "Principal Investment Strategies":

The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. The Fund's Adviser and/or Sub-Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Fund's Adviser and/or Sub-Adviser deem to be materially important environmental and/or social issues facing a company.

Please retain this supplement for future reference.

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